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                                                                 Exhibit (10.16)

              FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

          THIS FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT ("First Amendment"), made this 6th day of October, 2000, by and among THE ROWE
                       ---
COMPANIES, a Nevada Corporation, successor in interest to Rowe Furniture Corporation, a Nevada Corporation, (the "Borrower"), ROWE FURNITURE, INC., a Virginia Corporation, THE MITCHELL GOLD CO., a North Carolina corporation, ROWE DIVERSIFIED, INC., a Delaware Corporation, HOME ELEMENTS, INC., a Virginia Corporation, ROWE PROPERTIES, INC., a California Corporation, the WEXFORD COLLECTION, INC., a California Corporation, and STOREHOUSE, INC., a Georgia Corporation (individually a "Guarantor", and collectively the "Guarantors") and BANK OF AMERICA, N.A., a national banking association, formerly d/b/a/ Nationsbank, N.A. (the "Bank").

                                   RECITALS

          WHEREAS, the Borrower, Guarantors and Bank are parties to a Revolving Credit Loan Agreement dated July 28, 1999 (the "REVOLVER"); and

          WHEREAS, Borrower, Guarantors and Bank mutually desire to modify certain terms and conditions of the Revolver.

          NOW THEREFORE, for and in consideration of $1.00 paid by Borrower to Bank, the premises herein contained, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, the parties hereto intending to be bound agree as follows:

          I.  Modifications:  The parties do hereby modify the Revolver as
              --------------
              follows:

              (1.)  Section 3.1(c) Interest (i) (a) is deleted in its entirety
                                   ----------------
and the following is substituted in its place.

                             The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of the Revolving Loans made pursuant to this Agreement at a rate per annum as follows:

                             (a) For a LIBOR Loan prior to December 3, 2000 at a rate to be determined in accordance with the pricing grid set forth in subparagraph (b) below, but not in any event greater than the LIBOR Interest Rate plus 130 basis points.

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                        (b)  After December 3, 2000, for a LIBOR Loan at
                             a rate equal to the LIBOR Interest Rate plus a certain number of basis points specified below, subject to adjustments based on the Borrower's performance according to the ratio of the Borrower's Funded Debt divided by its earnings before interest, taxes, depreciation, amortization, and rents ("EBITDAR"), all as defined in accordance with GAAP, tested each fiscal quarter on a rolling fourth quarter basis beginning December 3, 2000, as follows:


                    Funded Debt/EBITDAR                    Spread over LIBOR
            ---------------------------------              -----------------
           (greater than or equal to)3.50 : 1              250 basis points
              (less than or equal to)3.50 : 1              225 basis points
              (less than or equal to)3.25 : 1              190 basis points
              (less than or equal to)3.00 : 1              160 basis points
              (less than or equal to)2.75 : 1              130 basis points
              (less than or equal to)2.25 : 1              100 basis points
              (less than or equal to)2.00 : 1               80 basis points
              (less than or equal to)1.75 : 1               65 basis points
              (less than or equal to)1.25 : 1               50 basis points
              (less than or equal to)0.50 : 1               35 basis points


                             Any changes in the Interest Rate are effective on the first day of each fiscal quarter following the date that the above tests are applied (ex. test for 12/03/00 equals 2.25 : 1, then spread of 100 basis points will apply on 12/04/00).


              (2) Section 3.9 Loan Fees is deleted in its entirety and the following substituted in its place:
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                             3.9   Loan Fees:  From and after the fiscal quarter
                                   ---------
                                   ending on or about December 3, 2000, the Borrower shall pay to the Bank a non-usage fee (the "Loan Fee") with respect to the Revolving Loan at any time that less than fifty percent (50%) of the Revolving Loan is used. The Loan Fee will be calculated on the average unused amount of the Limit (for example, if the Revolving Loan Amount is $13,000,000, so long as $6,500,000 is borrowed, there is no Loan Fee).



                   Funded Debt/EBITDAR                   Loan Fees
                   -------------------                   ---------
                            (greater than)2.25 : 1       35 basis points
                   (less than or equal to)2.25 : 1       25 basis points
                   (less than or equal to)2.00 : 1       18 basis points
                   (less than or equal to)1.75 : 1       15 basis points
                   (less than or equal to)1.25 : 1       12 basis points
                               (less than)0.50 : 1       10 basis points


                                    The Loan fee shall be calculated and payable quarterly in arrears on the tenth day of each calendar quarter during the term of this Agreement.


     (3.) Section 7.11(a) is deleted in its entirety and the following substituted in its place:


                             (a)  Maximum Leverage to Cash Flow.  Have and
                                  ------------------------------
                                  maintain a consolidated maximum leverage to
                                  cash flow ratio (based on the four previous
                                  consecutive quarters at the effective date of determination) of not more than 3.50 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; not more than 3.75 to 1.00 as of the end of the fiscal quarter
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                                  ending on or about December 3, 2000; and not
                                  more than 2.50 to 1.00 as of the end of each fiscal quarter thereafter. For purposes of this Section 7.11(a), the maximum leverage to cash flow ration shall be defined, determined in accordance with GAAP, as:

                                                   Funded Debt
                                                   -----------
                                                     EBITDAR


     (4.) Section 7.11(b) is deleted in its entirety and the following substituted in its place:


                             (b)  Maximum Funded Debt to Capitalization.  Have
                                  --------------------------------------
                                  and maintain a consolidated maximum Debt to Capitalization ratio of not more than the following:


                      Ratio                           As of
                      -----                           -----
                    0.65 to 1.00     as of the end of each fiscal quarter to and
                                     including the end of the fiscal quarter
                                     ending on or about December 3, 2000.

                    0.55 to 1.00     as of the end of the fiscal quarter ending
                                     on or about February 28, 2001 and each
                                     fiscal quarter thereafter to and including the fiscal quarter ending on or about
                                     August 31, 2001.

                    0.50 to 1.00     as of the end of the fiscal quarter ending
                                     on or about December 3, 2001 and
                                     thereafter.

     (d) Section 7.11(c) is deleted in its entirety and the following substituted in its place.


                             (c)  Minimum Interest Coverage.  Have and maintain
                                  --------------------------
                                  a consolidated minimum interest coverage ratio (based on the previous consecutive quarters at the effective date of determination) at least equal to 4.00 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; at least 2.50 to 1.00 as of the end of the fiscal quarter ending on or about December 1, 2000; and 5.00 to 1.00 as of the end of each fiscal
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                                  quarter thereafter. For purposes
                                  of this Section 7.11(c), the minimum interest coverage ratio shall be defined, determined in accordance with GAAP, as:

                                  1.   net income plus interest expenses plus
                                       --------------------------------------
                                       taxes.  Interest expense
                                       ------

                                  2.   Defined Terms.   Defined Terms herein
                                       --------------
                                       shall have the same meanings as provided in the Revolver, unless otherwise specified.

                                  3.   No Other Charges.    Except as provided
                                       ----------------
                                       herein, there shall be no other charges
                                       to the Revolver or other Loan Documents.

                                  4.   Compliance.  Borrower, Guarantors and
                                       -----------
                                       Bank acknowledge that the Revolver and
                                       Loan Documents are in full force and
                                       effect, that no Event of Default or
                                       Potential Event of Default exists, and
                                       that any violation of any Affirmative
                                       Covenant, existing prior to the date
                                       hereof, are waived by Bank.


          IN WITNESS WHEREOF, the parties have used this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    BORROWER:
                                    THE ROWE COMPANIES


                        By:     /s/ Garry W. Angle
                                -------------------

                        Name:   Garry W. Angle
                                -------------------
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                        Title:  Vice President - Treasury Management
                                ------------------------------------

                    GUARANTORS:
                        ROWE FURNITURE, INC.

                        By:     /s/ Garry W. Angle
                                ------------------

                        Name:   Garry W. Angle
                                ------------------

                        Title:  Vice President - Treasury Management
                                ------------------------------------

                        THE MITCHELL GOLD CO

                        By:     /s/ Garry W. Angle
                                ------------------

                        Name:   Garry W. Angle
                                ------------------

                        Title:  Vice President - Treasury Management
                                ------------------------------------

                        ROWE DIVERSIFIED, INC

                        By:     /s/ Garry W. Angle
                                ------------------

                        Name:   Garry W. Angle
                                ------------------

                        Title:  Vice President - Treasury Management
                                ------------------------------------

                        HOME ELEMENTS, INC.

                        By:     /s/ Garry W. Angle
                                ------------------

                        Name:   Garry W. Angle
                                ------------------

                        Title:  Vice President - Treasury Management
                                ------------------------------------


                        ROWE PROPERTIES, INC.


                        By:     /s/ Garry W. Angle
                                ------------------

                        Name:   Garry W. Angle
                                ------------------

                        Title:  Vice President - Treasury Management
                                ------------------------------------
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                        THE WEXFORD COLLECTION, INC.

                        By:     /s/  Garry W. Angle
                                -------------------

                        Name:   Garry W. Angle
                                -------------------


                        Title: Vice President - Treasury Management
                               ------------------------------------

                        STOREHOUSE, INC

                        By:     /s/ Garry W. Angle
                                -------------------

                        Name:   Garry W. Angle
                                -------------------

                        Title:  Vice President - Treasury Management
                                ------------------------------------


                    BANK
                        BANK OF AMERICA, N.A.

                        By:     /s/ Mark Tanis
                                -------------------

                        Name:   Mark Tanis
                                -------------------

                        Title:  Assistant Vice President
                                ------------------------